SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






Date of Report (Date of earliest event reported) April 28,1999







                            PENN-AMERICA GROUP, INC.
            (Exact name of registration as specified in this charter)







         Pennsylvania                          0-22316            23-2731409
-------------------------------          ----------------     -----------------
(State or other jurisdiction of          (Commission File     (I.R.S. Employer
incorporation or organization)                Number)       Identification No.)



420 S. York Road, Hatboro, Pennsylvania                              19040
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600
                                                      ---------------

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Item 5.  Other Events

         On April 28,1999 the Company issued a press release (the "Press Release") reporting the earnings of the Company for the first quarter of 1999; the Company would be shedding the remaining portfolio of minimum limits non-standard personal automobile business in California; and an increase of 500,000 shares in the stock buy-back program for 1999. The approval was given by the Board of Directors bringing the total authorized under the program to two million shares.

         A copy of the Press Release is attached as Exhibit 99.01.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Financial statements of business acquired:

                  Not applicable.

         (b) Pro forma financial information:

                  Not applicable.

         (c)   Exhibits:
 .                 Penn-America Group's press release dated April 28,1999.



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PENN-AMERICA GROUP, INC.



Date:  April 28,1999
                                         BY:      /s/ Rosemary Ferrero
                                                  --------------------
                                                      Rosemary Ferrero
                                                  (Principal Accounting Officer)



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